                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 23, 2004

                                 ELGRANDE.COM INC.

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             (Exact Name of Registrant as Specified in Its Charter)

          Nevada                       000-25335               88-0409024

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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer

     of Incorporation)               File Number)         Identification No.)

1450 Kootenay Street, Vancouver, B.C., Canada          V5K4R1

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               (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code: (604)689-0808

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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e -4(c))

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Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Convertible Note due 2006

    On December 23, 2004,  Elgrande.com, Inc. (“we” or the “Company”) completed the sale to a private investor of a CAD$500,000 principal amount 8% Secured Convertible Promissory Note, due December 31, 2006 (the “Note”), initially convertible into an aggregate of 10,000,000 shares of Common Stock. The Note is secured by a first priority lien on our inventory and accounts receivable.  We have agreed not to grant any other liens on or security interests in our inventory or accounts receivable to any party. The principal amount of this Note represented an advance of CAD$250,000 by Payee to Maker on the issue date of the Note, and prior advances of CAD$250,000 by Payee to Maker.  The Note bears interest at the rate of 8% per annum, payable semi-annually, and is convertible  into  shares of the  Corporation's Common Stock at a conversion  price (the “Conversion Price”) of $0.05 per share.  The Conversion Price provided for in the Note is subject to adjustment for stock splits, combinations and like events.  The Note provides the investor with “piggyback” registration rights under certain conditions for the shares of Common Stock issuable upon conversion of the Note, where the Company has filed a registration statement with the Securities and Exchange Commission for another registered offering of its Common Stock.

THE ABOVE DESCRIPTION OF THE TERMS OF THE NOTE SUMMARIZES ONLY CERTAIN MATERIAL TERMS OF THAT INSTRUMENT.  FOR THE COMPLETE TERMS OF SUCH NOTE, REFERENCE IS HEREBY MADE TO THE FULL TEXT THEREOF FILED AS AN EXHIBIT TO THIS REPORT.

Item 9.01   Financial Statements and Exhibits.

      (c) Exhibits.

     No.     Description of Exhibit

     4.7     Secured Convertible Promissory Note of the Company due December 31,

             2006 (Amended).

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934,

the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            ELGRANDE.COM, INC.

                            By /s/ MICHAEL F. HOLLORAN

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                               Michael F. Holloran

                               President

Date: January 4, 2005

EXHIBIT INDEX

Exhibit No.      Description

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4.7               8% Secured Convertible Promissory Note of the Company

                  due December 31, 2006 (Amended).

5